                                                                  EXHIBIT 10.44C

                                                                  EXECUTION COPY

                                AMENDMENT NO. 3
                                      AND
                                    WAIVERS
                           DATED AS OF MARCH 25, 1994
                                       TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF JUNE 24, 1992

    CABLEVISION SYSTEMS CORPORATION, a Delaware corporation (the "Company"), the Restricted Subsidiaries (as defined in the Credit Agreement referred to below), the banks parties to such Credit Agreement (the "Banks"), BANK OF MONTREAL, Chicago Branch, THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA and THE CANADIAN IMPERIAL BANK OF COMMERCE, as Co-Agents (the "Co-Agents"), and TORONTO DOMINION (TEXAS), INC., as Agent (the "Agent"), agree as follows:

                                   ARTICLE I
                             AMENDMENTS AND WAIVERS

    Section 1.1. CREDIT AGREEMENT. Reference is made to the Third Amended and Restated Credit Agreement dated as of June 24, 1992 among the Company, the Restricted Subsidiaries, the Banks, the Co-Agents and the Agent, as amended by Amendment No. 1 dated as of August 4, 1992 and Amendment No. 2 dated as of November 8, 1993 (as so amended, the "Credit Agreement"). Terms used in this Amendment No. 3 and Waivers (this "Agreement") that are not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement. The Credit Agreement as amended by this Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed
(except to the extent any provisions of the Credit Agreement are expressly waived herein, which waivers shall be effective only in the specific instances and for the specific purposes provided herein).

    Section 1.2. CERTAIN AMENDMENTS AND WAIVERS. Upon and after the Amendment Effective Date (as defined in Section 1.4(a) hereof):

        (a) Section 1.01 of the Credit Agreement shall be amended by (i) deleting the defined terms "PERMITTED PERCENTAGE" and "PROPOSED DIVIDEND" contained therein and (ii) inserting the following defined terms in correct alphabetical order therein:

    "REFUNDING PROCEEDS" shall mean, with respect to any Subordinated Debt permitted under Section 9.11 (iii) hereof or any preferred stock of the Company permitted under Section 9.22 hereof, (i) the Net Cash Proceeds thereof, but only to the extent that the Company purchases, acquires, redeems, retires, pay or prepays Subordinated Debt or preferred stock of the Company with such Net Cash Proceeds immediately upon receipt thereof or (ii) the proceeds of Syndicated Revolving Credit Loans reborrowed by the Company in an aggregate amount not to exceed other Syndicated Revolving Credit Loans that were prepaid with the Net Cash Proceeds of such Subordinated Debt or preferred stock, but only to the extent that the Company purchases, acquires, redeems, retires, pays or prepays Subordinated Debt or preferred stock of the Company with such amounts reborrowed at any time within the period ending (A) if such amounts reborrowed were prepaid with Net Cash Proceeds of

Subordinated Debt, 75 days after the date of the incurrence, issuance or sale of such Subordinated Debt and (B) if such amounts reborrowed were prepaid with Net Cash Proceeds of preferred stock of the Company, one year after the incurrence, issuance or sale of such preferred stock.";

    "TOTAL FIXED CHARGES" shall mean, for any period, Total Debt Expense for such period PLUS all dividends and other distributions in respect of preferred stock of the Company (other than the Company's 8% Series C Preferred Stock) during such period PLUS all payments on account of the redemption, retirement or extinguishment in whole or in part (whether by operation of a sinking fund or otherwise) of any preferred stock of the Company (other than the Company's 8% Series C Preferred Stock), excluding any such payments to the extent made with Refunding Proceeds.";

        (b) The defined terms "EFFECTIVE DATE" set forth in Section 1.01 of the Credit Agreement shall be amended by inserting the following proviso at the end thereof;

           "; PROVIDED, HOWEVER, that such term shall mean the date of the 1990 Agreement for purposes of such term as used in the Security Agreement";

        (c) The defined term "CASH FLOW RATE" set forth in Section 1.01 of the Credit Agreement shall be amended by (i) deleting the clause ",
    'Indebtedness of CNJ, which includes all Indebtedness under the CNJ Agreement," contained in the first parenthetical therein and (ii) deleting the words "such obligations" contained in the first parenthetical therein and inserting the clause "the obligations under such Guarantee" in lieu thereof;

        (d) The defined term "NET CASH PROCEEDS" set forth in Section 1.01 of the Credit Agreement shall be amended by deleting the words "common stock" contained therein and inserting the words "capital stock" in lieu thereof;

        (e) The defined term "OPERATING CASH FLOW" set forth in Section 1.01 of the Credit Agreement shall be amended by inserting the clause "except for purposes of determining the Cash Flow Ratio at any time," prior to the defined term "CNJ Operating Cash Flow" contained in the penultimate sentence thereof;

        (f) The defined term "TOTAL AVAILABLE REVOLVING CREDIT COMMITMENT" set forth in Section 1.01 of the Credit Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

           " 'TOTAL AVAILABLE REVOLVING CREDIT COMMITMENT' shall mean, at the time of any borrowing of Revolving Credit Loans, the Total Revolving Credit Commitment less an amount equal to the excess of (i) the aggregate Net Cash Proceeds to be used as specified in all notices given by the Company to the Agent in accordance with Sections 2.04(c)(i)(A) and 2.04(c)(i)(B) hereof MINUS the aggregate amount of all reductions of the Total Commitment required by reason of the provisos of such Sections with respect to such Net Cash Proceeds over (ii) the aggregate amount of Refunding Proceeds of Subordinated Debt that are such by virtue of clause (i) of the definition of "Refunding Proceeds" in Section 1.01 hereof PLUS Revolving Credit Loans (including the Revolving Credit Loans requested at such borrowing) the proceeds of which have been or, upon the date of such borrowing, will be used for the purposes specified in such notices in accordance with such Sections.";

        (g) The defined term "TOTAL DEBT EXPENSE" set forth in Section 1.01 of the Credit Agreement shall be amended by deleting the clause "Indebtedness of CNJ, which includes all Indebtedness under the CNJ Agreement, and excluding all obligations under any Guarantee permitted under Section 9.12(xi) hereof to the extent that such obligation" contained in the first parenthetical therein and inserting the following in lieu thereof:

           "(i) Indebtedness of CNJ, which includes all Indebtedness under the CNJ Agreement, (ii) scheduled payments of principal on Subordinated Debt to the extent such payments are made with Refunding Proceeds and (iii) all obligations under any Guarantee permitted under Section 9.12(xi) hereof to the extent the obligation under such Guarantee";

        (h) Section 2.04(c)(i) of the Credit Agreement shall be amended by deleting paragraph (A) thereof in its entirety and inserting the following in lieu thereof;

               "(A) the date of the incurrence, issuance or sale of any Subordinated Debt permitted under Section 9.11(iii) hereof, by an amount equal to the excess of (i) the Net Cash Proceeds thereof over (ii) all or any portion of such Net Cash Proceeds that, as specified in a notice from the Company to the Agent, shall, no later than the expiration of the period ending 75 days after the date of such incurrence, issuance or sale, constitute Refunding Proceeds of such Subordinated Debt; PROVIDED, HOWEVER, that if, upon such expiration, all or any portion of such Net Cash Proceeds specified in such notice shall not so constitute Refunding Proceeds, then the Total Commitment shall be automatically reduced on the day immediately following the date of such expiration by the amount of such Net Cash Proceeds that shall not so constitute Refunding Proceeds;";

        (i) Section 3.01(b) of the Credit Agreement shall be amended by deleting paragraph (iv) thereof in its entirety and inserting the following in lieu thereof:

               "(iv) The Company shall, upon (A) any incurrence, issuance or sale of any Subordinated Debt permitted under
           Section 9.11 (iii) hereof, prepay Syndicated Revolving Credit loans in an amount equal to the excess of the Net Cash Proceeds thereof over the amount thereof that constitutes Refunding Proceeds of such Subordinated Debt by virtue of clause (i) of the definition of 'Refunding Proceeds' in Section 1.01 hereof or (B) any sale, transfer or other disposition permitted under Section 9.15(a)(v) hereof, prepay Syndicated Revolving Credit Loans in an amount equal to the Net Cash Proceeds thereof.
           Notwithstanding anything in this Agreement to the contrary, (x) amounts prepaid from the incurrence, issuance or sale of Subordinated Debt pursuant to clause
           (A) above may be reborrowed solely to the extent such amounts reborrowed constitute Refunding Proceeds of such Subordinated Debt by virtue of clause (ii) of the definition of 'Refunding Proceeds' in Section 1.01 hereof and solely to the extent that the incurrence, issuance or sale thereof has not resulted in a mandatory reduction of the Total Commitment pursuant to Section 2.04(c)(i)(A) hereof and (y) amounts prepaid from the sale, transfer or other disposition pursuant to clause (B) above may be reborrowed by the Company solely for the purpose of effecting acquisitions permitted under Section 9.15(b)(iii) hereof and solely to the extent that such disposition has not resulted in a mandatory reduction of the Total Commitment pursuant to Section 2.04(c)(i)(B) hereof.";

         (j) Section 8.12 of the Credit Agreement shall be amended be deleting the reference to "Section 7.01(n)" contained therein and inserting a reference to "Section 7.01(m)" in lieu thereof;

        (k) Section 9.17 of the Credit Agreement shall be amended be deleting the clause "permitted by Section 9.18 hereof" contained therein and inserting the clause "(A) permitted be Section 9.18 hereof, (B) made on account of the redemption of the Company's 8% Series C Preferred Stock or
    (C) made with Refunding Proceeds; in lieu thereof;

        (l) Section 9.18 of the Credit Agreement shall be deleted in its entirety and the following inserted in lieu thereof:

               "Section 9.18 DIVIDENDS. neither the company nor any Restricted Subsidiary will make any payments of dividends or other distributions in respect of any preferred stock of the Company (except to the extent any such payments are payable in common stock of the Company) if, at any time thereof and after giving effect thereto, any Default shall have occurred and be continuing.";

          (m) Section 9.21 of the Credit Agreement shall be amended by inserting the clause", except to the extent that any such purchase, acquisition, redemption, retirement, payment or prepayment is made with Refunding Proceeds" at the end thereof;

           (n) Section 9.22 of the Credit Agreement shall be amended by deleting the second sentence thereof in its entirety and inserting in lieu thereof:

               "In addition, the Company will not amend, modify or supplement any of the provisions of its charter in respect of preferred stock of the Company, except that the Company may (i) file any amendment or modification thereto or supplement thereof to permit the issuance of preferred stock of the Company, PROVIDED that such preferred stock shall be neither (A) redeemable, payable or required to be purchased or otherwise retired or extinguished in whole or in part, or convertible into any Indebtedness of the Company, at a fixed or determinable date (whether by operation of a sinking fund or otherwise), at the option of any Person other than the Company or upon the occurrence of a condition not solely within the control of the Company (such as a redemption required to be made out of future earnings) nor
               (B) convertible into preferred stock of the Company that may be so retired, extinguished or converted, in the case of clause (A) or (B) above, at any time before the date that is three years after the Commitment Termination Date as in effect at the time of the issuance of such preferred stock and (ii) file a certificate of retirement thereto in respect of (A) the Series A Cumulative Convertible Preferred Stock and the Series B Cumulative Convertible Preferred Stock of the Company and (B) any other series of preferred stock of the Company the purchase, acquisition, redemption or retirement of which is permitted by this Agreement.";

           (o) Section 9.25(c) of and Exhibit B to the Credit Agreement shall be amended by deleting the five references to the defined term "Total Debt Expense" set forth therein and, in each case, inserting a reference to the defined term "Total Fixed Charges" in lieu thereof;

           (p) The Banks shall waive compliance with the provisions of Section 9.15(b)(iii)(E) of the Credit Agreement that limit the aggregate amount of cash consideration for acquisitions permitted thereunder during the fiscal year of the Company ending December 31, 1994 to amounts not to exceed $100,000,000, such waiver to be granted solely to the extent necessary to permit the acquisition by the Company of the assets of North Coast Cable Limited Partnership without reducing such $100,000,000 amount by the aggregate cash consideration paid by the Company and the Restricted Subsidiaries in connection with such acquisition, PROVIDED that such acquisition was otherwise effected in compliance with such
       Section 9.15(b)(iii)(E) after giving effect to the waiver of compliance therewith set forth in Amendment No. 2 and Waiver dated as of November 8, 1993 to the Credit Agreement;

           (q) The Banks shall waive compliance with the provisions of Section 9.25(c) of the Credit Agreement that require the ratio of Operating Cash Flow for the period of two Quarters ending March 31, 1994 to Total Fixed Charges for such period to be at least 1.20 to 1, such waiver to be granted only if such ratio is at least 1.05 to 1 for such period.

               Section 1.3. NEW SUBORDINATED DEBT AMENDMENT. Upon and after the New
           Subordinated Debt Amendment Effective Date (as defined in Section 1.4(b) hereof), Section 9.11 of the Credit Agreement shall be amended by deleting clause (iii) thereof in its entirety and inserting the following in lieu thereof:

               "(iii) Subordinated Debt, PROVIDED that (A) the terms thereof, and of the Subordinated Debt Instruments governing and evidencing such Subordinated Debt, are in form and substance satisfactory to, and that the proceeds thereof will be used for purposes approved by, the Majority Banks and (B) at the time of and immediately after giving effect to the incurrence, issuance or sale of such Subordinated Debt, no Default shall have occurred and be continuing, and the Company shall have so certified to the Agent; PROVIDED, HOWEVER, that, for purposes of clause
               (A)   above,  any   Subordinated  Debt,   and  the
               Subordinated Debt Instruments governing such Subordinated Debt, shall be deemed to be in form and substance satisfactory to, and the use of the proceeds thereof for purposes permitted under this Agreement shall be deemed approved by, the Majority Banks if such Subordinated Debt (x) shall be neither (1) redeemable, payable or required to be purchased or otherwise retired or extinguished in whole or in part at a fixed or determinable date (whether by operation of a sinking fund or otherwise), at the option of any Person other than the Company or upon the occurrence of a condition not solely within the control of the Company (such as a redemption required to be made out of future earnings) nor (2) convertible into any other Indebtedness or capital stock of the Company that may be so retired, extinguished or converted, in the case of clause (1) or (2) above, at any time before the date that is three years after the Commitment Termination Date as in effect at the time of the incurrence, issuance or sale of such Subordinated Debt and (y) shall have terms of subordination no less favorable to the Banks than the terms of subordination of the Company's 9 7/8% Senior Subordinated Debentures due 2023;".

               Section 1.4. EFFECTIVE DATES. This Agreement shall become effective when (a) for all purposes other than Section 1.3 hereof when (i) each of the Company and the Restricted Subsidiaries shall have duly executed and delivered this Agreement and (ii) the Agent and the Majority Banks shall have duly executed, under the caption "COLUMN A" on the signature pages hereof, and delivered this Agreement (the "Amendment Effective Date") and (b) for all purposes other than Section 1.2 hereof when (i) each of the Company and the Restricted Subsidiaries shall have duly executed and delivered this Agreement and (ii) the Agent and the Majority Banks shall have duly executed, under the caption "COLUMN B" on the signature pages hereof, and delivered this Agreement (the "New Subordinated Debt Effective Date").

                                   ARTICLE II
                                 MISCELLANEOUS

               Section 2.1.  GOVERNING LAW.   This Agreement shall be  construed
           in accordance with and governed by the laws of the State of New York.

               Section 2.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

               Section 2.3. EXPENSES. The Company hereby agrees to pay or reimburse the Agent for all reasonable fees and expenses, including attorneys' fees, incurred in connection with the negotiation, preparation, execution and delivery of this agreement.

                            [THE NEXT PAGE IS A SIGNATURE PAGE]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers in counterparts all as of the day and year first above written.

                                CABLEVISION SYSTEMS CORPORATION, for itself and as a General
                                 Partner of Cablevision Finance Limited Partnership

                                By /s/______________________________________________________
                                   Title: William J. Bell
                                       Vice Chairman
                                CABLEVISION AREA 9 CORPORATION
                                CABLEVISION FAIRFIELD CORPORATION
                                CABLEVISION FINANCE CORPORATION
                                CABLEVISION LIGHTPATH, INC.
                                CABLEVISION OF CLEVELAND GP, INC., for itself and as a
                                General Partner of Cablevision of Cleveland Limited
                                Partnership
                                CABLEVISION OF CLEVELAND LP, INC.
                                CABLEVISION OF CONNECTICUT CORPORATION
                                CABLEVISION OF MICHIGAN, INC.
                                CABLEVISION SYSTEMS DUTCHESS CORPORATION
                                CABLEVISION SYSTEMS EAST HAMPTON CORPORATION
                                CABLEVISION SYSTEMS GREAT NECK CORPORATION
                                CABLEVISION SYSTEMS HUNTINGTON CORPORATION
                                CABLEVISION SYSTEMS ISLIP CORPORATION
                                CABLEVISION SYSTEMS LONG ISLAND CORPORATION
                                CABLEVISION SYSTEMS SUFFOLK CORPORATION
                                CABLEVISION SYSTEMS WESTCHESTER CORPORATION
                                COMMUNICATIONS DEVELOPMENT CORPORATION
                                CSC ACQUISITION CORPORATION
                                CSC ACQUISITION -- MA, INC.
                                CSC ACQUISITION -- NY, INC.


                                By /s/______________________________________________________
                                   Title: Vice Chairman
                                   of each of the above-named twenty corporations
                                CABLEVISION FINANCE LIMITED PARTNERSHIP
                                By Cablevision Systems Corporation,
                                   as General Partner
                                CABLEVISION OF CLEVELAND LIMITED PARTNERSHIP
                                By Cablevision of Cleveland GP, Inc.,
                                   as General Partner

                                                    Column A                              Column B
                                      ------------------------------------  ------------------------------------
                                                                                  [New Subordinated Debt]
THE TORONTO-DOMINION BANK,
 Grand Cayman Islands
 Branch, B.W.I.
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
                                         MELISSA B. NIGRO                      MELISSA B. NIGRO
                                         MGR. SYNDICATIONS & CREDIT ADMIN.     MGR. SYNDICATIONS & CREDIT ADMIN.
BANK OF MONTREAL,
 Chicago Branch,
 as Bank and Co-Agent
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
THE BANK OF NEW YORK,
 as Bank and Co-Agent
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
THE BANK OF NOVA SCOTIA,
 as Bank and Co-Agent
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
THE CANADIAN IMPERIAL BANK OF
 COMMERCE,
 as Bank and Co-Agent
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
MELLON BANK, N.A.
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
                                         FIRST VICE PRESIDENT                  FIRST VICE PRESIDENT
NATIONSBANK OF TEXAS, N.A.
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
THE FIRST NATIONAL BANK OF BOSTON
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:

                                                    Column A                              Column B
                                      ------------------------------------  ------------------------------------
                                                                                  [New Subordinated Debt]
THE CHASE MANHATTAN BANK
 (NATIONAL ASSOCIATION)
                                      By                                    By
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
CITIBANK, N.A.
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
ROYAL BANK OF CANADA
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
CHEMICAL BANK
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
                                         Terrence J. Anderson                  Terrence J. Anderson
                                         VICE PRESIDENT                        VICE PRESIDENT
BANQUE PARIBAS
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
CONTINENTAL BANK, N.A.
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
CREDIT LYONNAIS,
 Cayman Island Branch
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:
THE FIRST NATIONAL BANK OF CHICAGO
                                      By /s/                                By /s/
                                         ---------------------------------  ------------------------------------
                                         Title:                                Title:


                                              Column A                  Column B
                               ------------------------------ -----------------------------
                                                                 [New Subordinated Debt]
THE FUJI BANK, LIMITED
                               By                             By
                               ------------------------------ -----------------------------
                                  Title:                         Title:
THE TOKAI BANK, LIMITED,
 New York Branch
                               By /s/                         By /s/
                               ------------------------------ -----------------------------
                                  Title:                         Title:
BARCLAYS BANK PLC,
 New York Branch
                               By /s/                         By /s/
                               ------------------------------ -----------------------------
                                  Title:                         Title:
                                  DIRECTOR                       DIRECTOR
TORONTO DOMINION (TEXAS),
INC., as Agent
                               By /s/                         By /s/
                               ------------------------------ -----------------------------
                                  Title:                         Title: